UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2013

Century Aluminum Company
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34474	13-3070826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2511 Garden Road Building A, Suite 200 Monterey, California (Address of Principal Executive Offices)	93940 (Zip Code)
(831) 642-9300
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 24, 2013, Century Aluminum Company (the "Company") and certain of its direct and indirect domestic subsidiaries (together with the Company, the "Borrowers") entered into a new five-year $125.0 million senior secured revolving credit facility pursuant to a Loan and Security Agreement, dated as of May 24, 2013, among the Borrowers, Wells Fargo Capital Finance, LLC, as a lender and the agent, and Credit Suisse AG, as a lender (the "New Credit Facility"). The New Credit Facility, which expires on May 24, 2018, provides for borrowings of up to $125.0 million in the aggregate, including up to $80.0 million under a letter of credit sub-facility, and also includes a committed accordion feature whereby an additional lender will provide an additional $12.5 million of revolving credit commitments at our request, subject to the satisfaction of certain conditions in a manner satisfactory to such additional lender. The Borrowers have until August 31, 2013 to request these additional revolving credit commitments under the New Credit Facility.

The New Credit Facility replaces the Company's existing $100.0 million senior secured revolving credit facility, as amended (the “Prior Credit Facility”). The Prior Credit Facility was scheduled to expire on July 1, 2014. No amounts have been borrowed under the New Credit Facility through the date hereof, although the Borrowers may in the future use the New Credit Facility to repay existing indebtedness, to issue standby or commercial letters of credit, to finance capital expenditures or acquisitions, and for ongoing working capital needs and other general corporate purposes.

The Borrowers' obligations under the New Credit Facility are guaranteed by certain of the Company's domestic subsidiaries and secured by a first priority security interest in all of the Borrowers' accounts receivable, inventory and certain bank accounts. The availability of funds under the New Credit Facility is limited by a specified borrowing base consisting of certain percentages of accounts receivable and inventory which meet customary eligibility criteria. Any amounts outstanding under the New Credit Facility will bear interest, at the Company's option, at LIBOR or a base rate, plus, in each case, an applicable interest margin.

The New Credit Facility contains customary covenants, including restrictions on mergers and acquisitions, indebtedness, affiliate transactions, liens, dividends and distributions, dispositions of collateral, investments and prepayments of indebtedness. In addition, the New Credit Facility contains a covenant requiring us to maintain a fixed charge coverage ratio of at least 1.1 to 1.0 at any time our liquidity (defined as our unused borrowing base capacity plus certain of our cash) falls below 23% of our then outstanding commitments.

The New Credit Facility also includes customary events of default, including nonpayment, misrepresentation, breach of covenant, bankruptcy, change of ownership, certain judgments and certain cross defaults. Upon the occurrence of an event of default, commitments under the New Credit Facility may be terminated and amounts outstanding may be accelerated and declared immediately due and payable.

Affiliates of Wells Fargo Capital Finance, LLC and Credit Suisse AG have each from time to time provided financial advisory and/or commercial banking services for the Company in the ordinary course of business for customary fees. The description of the New Credit Facility set forth above is necessarily limited and is qualified in its entirety by reference to the full terms and conditions of the New Credit Facility, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 1.02 Termination of a Material Definitive Agreement.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” with respect to the Prior Credit Facility is incorporated by reference into this Item 1.02. The description of the Prior Credit Facility set forth above is necessarily limited and is qualified in its entirety by reference to the full terms and conditions of the Prior Credit Facility as set forth in the (i) Loan and Security Agreement, dated as of July 1, 2010, among the Company, certain of its direct and indirect domestic subsidiaries and Wells Fargo Capital Finance, LLC, as lender and agent, and the other lenders party thereto, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, (ii) Amendment No. 1 to Loan and Security Agreement, dated as of August 18, 2010, among Century Aluminum Company, Berkeley Aluminum, Inc., Century Aluminum of West Virginia, Inc., Century Aluminum of Kentucky General Partnership and NSA General Partnership, as borrowers, and Wells Fargo Capital Finance, LLC, as lender and agent, and the other lenders party thereto, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K, and (iii) Amendment No. 2 to the Loan and Security Agreement, dated as of April 26, 2011, among Century Aluminum Company, Berkeley Aluminum, Inc., Century Aluminum of West Virginia, Inc., Century Aluminum of Kentucky General Partnership and NSA General Partnership, as borrowers, and Wells Fargo Capital Finance, LLC, as lender and agent, and the other lenders party thereto, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference into this Item 2.03. No borrowings were made on the closing date under the New Credit Facility.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1
Loan and Security Agreement, dated as of May 24, 2013, among Century Aluminum Company, Berkeley Aluminum, Inc., Century Aluminum of West Virginia, Inc., Century Aluminum of Kentucky General Partnership, NSA General Partnership and Century Aluminum Sebree LLC, as borrowers, and Wells Fargo Capital Finance, LLC, as agent and lender.

10.2
Loan and Security Agreement, dated as of July 1, 2010, among Century Aluminum Company, Berkeley Aluminum, Inc., Century Aluminum of West Virginia, Inc., Century Aluminum of Kentucky General Partnership and NSA General Partnership, as borrowers, and Wells Fargo Capital Finance, LLC, as agent and lender (incorporated by reference to Exhibit 10.1 filed with the Company's Current Report on Form 8-K filed with the SEC on July 2, 2010).

10.3
Amendment No. 1 to Loan and Security Agreement, dated as of August 18, 2010, among Century Aluminum Company, Berkeley Aluminum, Inc., Century Aluminum of West Virginia, Inc., Century Aluminum of Kentucky General Partnership and NSA General Partnership, as borrowers, and Wells Fargo Capital Finance, LLC, as agent and lender (incorporated by reference to Exhibit 10.2 filed with the Company's Quarterly Report on Form 10-Q filed with the SEC on November 9, 2010).

10.4
Amendment No. 2 to the Loan and Security Agreement, dated as of April 26, 2011, among Century Aluminum Company, Berkeley Aluminum, Inc., Century Aluminum of West Virginia, Inc., Century Aluminum of Kentucky General Partnership and NSA General Partnership, as borrowers, and Wells Fargo Capital Finance, LLC, as agent and lender (incorporated by reference to Exhibit 10.12 filed with the Company's Quarterly Report on Form 10-Q filed with the SEC on August 9, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY ALUMINUM COMPANY
Date:	May 28, 2013	By:	/s/ Jesse E. Gary
			Name: Title:	Jesse E. Gary Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description
10.1
Loan and Security Agreement, dated as of May 24, 2013, among Century Aluminum Company, Berkeley Aluminum, Inc., Century Aluminum of West Virginia, Inc., Century Aluminum of Kentucky General Partnership, NSA General Partnership and Century Aluminum Sebree LLC, as borrowers, and Wells Fargo Capital Finance, LLC, as agent and lender.

10.2
Loan and Security Agreement, dated as of July 1, 2010, among Century Aluminum Company, Berkeley Aluminum, Inc., Century Aluminum of West Virginia, Inc., Century Aluminum of Kentucky General Partnership and NSA General Partnership, as borrowers, and Wells Fargo Capital Finance, LLC, as agent and lender (incorporated by reference to Exhibit 10.1 filed with the Company's Current Report on Form 8-K filed with the SEC on July 2, 2010).

10.3
Amendment No. 1 to Loan and Security Agreement, dated as of August 18, 2010, among Century Aluminum Company, Berkeley Aluminum, Inc., Century Aluminum of West Virginia, Inc., Century Aluminum of Kentucky General Partnership and NSA General Partnership, as borrowers, and Wells Fargo Capital Finance, LLC, as agent and lender (incorporated by reference to Exhibit 10.2 filed with the Company's Quarterly Report on Form 10-Q filed with the SEC on November 9, 2010).

10.4
Amendment No. 2 to the Loan and Security Agreement, dated as of April 26, 2011, among Century Aluminum Company, Berkeley Aluminum, Inc., Century Aluminum of West Virginia, Inc., Century Aluminum of Kentucky General Partnership and NSA General Partnership, as borrowers, and Wells Fargo Capital Finance, LLC, as agent and lender (incorporated by reference to Exhibit 10.12 filed with the Company's Quarterly Report on Form 10-Q filed with the SEC on August 9, 2011).